Exhibit 99.2

Capital One Financial Corporation
Financial Supplement(1)(2)
Second Quarter 2019

__________

(1)
The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation. Investors should refer to our Quarterly Report on Form 10-Q for the period ended June 30, 2019 once it is filed with the Securities and Exchange Commission.

(2)
This Financial Supplement includes non-GAAP measures. We believe these non-GAAP measures are useful to investors and users of our financial information as they provide an alternate measurement of our performance and assist in assessing our capital adequacy and the level of return generated. These non-GAAP measures should not be viewed as a substitute for reported results determined in accordance with generally accepted accounting principles in the U.S. (“GAAP”), nor are they necessarily comparable to non-GAAP measures that may be presented by other companies.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 1: Financial Summary—Consolidated

						2019 Q2 vs.		Six Months Ended June 30,
(Dollars in millions, except per share data and as noted)	2019	2019	2018	2018	2018	2019	2018			2019 vs.
	Q2	Q1	Q4	Q3	Q2	Q1	Q2	2019	2018	2018
Income Statement
Net interest income	$5,746	$5,791	$5,820	$5,786	$5,551	(1)%	4%	$11,537	$11,269	2%
Non-interest income	1,378	1,292	1,193	1,176	1,641	7	(16)	2,670	2,832	(6)
Total net revenue(1)	7,124	7,083	7,013	6,962	7,192	1	(1)	14,207	14,101	1
Provision for credit losses	1,342	1,693	1,638	1,268	1,276	(21)	5	3,035	2,950	3
Non-interest expense:
Marketing	546	517	831	504	425	6	28	1,063	839	27
Operating expense	3,233	3,154	3,301	3,269	2,999	3	8	6,387	6,158	4
Total non-interest expense	3,779	3,671	4,132	3,773	3,424	3	10	7,450	6,997	6
Income from continuing operations before income taxes	2,003	1,719	1,243	1,921	2,492	17	(20)	3,722	4,154	(10)
Income tax provision (benefit)	387	309	(21)	420	575	25	(33)	696	894	(22)
Income from continuing operations, net of tax	1,616	1,410	1,264	1,501	1,917	15	(16)	3,026	3,260	(7)
Income (loss) from discontinued operations, net of tax	9	2	(3)	1	(11)	**	**	11	(8)	**
Net income	1,625	1,412	1,261	1,502	1,906	15	(15)	3,037	3,252	(7)
Dividends and undistributed earnings allocated to participating securities(2)	(12)	(12)	(9)	(9)	(12)	—	—	(24)	(23)	4
Preferred stock dividends	(80)	(52)	(80)	(53)	(80)	54	—	(132)	(132)	—
Net income available to common stockholders	$1,533	$1,348	$1,172	$1,440	$1,814	14	(15)	$2,881	$3,097	(7)
Common Share Statistics
Basic earnings per common share:(2)
Net income from continuing operations	$3.24	$2.87	$2.50	$3.01	$3.76	13%	(14)%	$6.11	$6.39	(4)%
Income (loss) from discontinued operations	0.02	—	(0.01)	—	(0.02)	**	**	0.02	(0.02)	**
Net income per basic common share	$3.26	$2.87	$2.49	$3.01	$3.74	14	(13)	$6.13	$6.37	(4)
Diluted earnings per common share:(2)
Net income from continuing operations	$3.22	$2.86	$2.49	$2.99	$3.73	13	(14)	$6.08	$6.35	(4)
Income (loss) from discontinued operations	0.02	—	(0.01)	—	(0.02)	**	**	0.02	(0.02)	**
Net income per diluted common share	$3.24	$2.86	$2.48	$2.99	$3.71	13	(13)	$6.10	$6.33	(4)
Weighted-average common shares outstanding (in millions):
Basic	470.8	469.4	470.0	477.8	485.1	—	(3)	470.1	485.9	(3)
Diluted	473.0	471.6	472.7	480.9	488.3	—	(3)	472.3	489.6	(4)
Common shares outstanding (period-end, in millions)	470.3	469.6	467.7	473.7	478.4	—	(2)	470.3	478.4	(2)
Dividends declared and paid per common share	$0.40	$0.40	$0.40	$0.40	$0.40	—	—	$0.80	$0.80	—
Tangible book value per common share (period-end)(3)	77.65	72.86	69.20	66.15	63.86	7	22	77.65	63.86	22

						2019 Q2 vs.		Six Months Ended June 30,
(Dollars in millions)	2019	2019	2018	2018	2018	2019	2018			2019 vs.
	Q2	Q1	Q4	Q3	Q2	Q1	Q2	2019	2018	2018
Balance Sheet (Period-End)
Loans held for investment	$244,460	$240,273	$245,899	$238,761	$236,124	2%	4%	$244,460	$236,124	4%
Interest-earning assets	339,160	340,071	341,293	331,293	332,167	—	2	339,160	332,167	2
Total assets	373,619	373,191	372,538	362,909	363,989	—	3	373,619	363,989	3
Interest-bearing deposits	231,161	230,199	226,281	222,356	222,605	—	4	231,161	222,605	4
Total deposits	254,535	255,107	249,764	247,195	248,225	—	3	254,535	248,225	3
Borrowings	49,233	50,358	58,905	52,205	53,310	(2)	(8)	49,233	53,310	(8)
Common equity	51,406	49,120	47,307	46,277	45,566	5	13	51,406	45,566	13
Total stockholders’ equity	55,767	53,481	51,668	50,638	49,926	4	12	55,767	49,926	12
Balance Sheet (Average Balances)
Loans held for investment	$242,653	$241,959	$241,371	$236,766	$240,758	—	1%	$242,307	$245,218	(1)%
Interest-earning assets	338,026	337,793	334,714	330,272	333,495	—	1	337,913	331,850	2
Total assets	371,095	370,394	365,243	360,937	363,929	—	2	370,746	362,988	2
Interest-bearing deposits	230,452	227,572	222,827	221,431	223,079	1%	3	229,020	221,384	3
Total deposits	253,634	251,410	247,663	246,720	248,790	1	2	252,528	247,040	2
Borrowings	49,982	53,055	53,994	51,684	52,333	(6)	(4)	51,510	53,454	(4)
Common equity	50,209	48,359	46,753	46,407	45,466	4	10	49,289	45,070	9
Total stockholders’ equity	54,570	52,720	51,114	50,768	49,827	4	10	53,650	49,431	9

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 2: Selected Metrics—Consolidated

						2019 Q2 vs.				Six Months Ended June 30,
(Dollars in millions, except as noted)	2019	2019	2018	2018	2018	2019		2018				2019 vs.
	Q2	Q1	Q4	Q3	Q2	Q1		Q2		2019	2018	2018
Performance Metrics
Net interest income growth (period over period)	(1)%	—	1%	4%	(3)%	**		**		2%	3%	**
Non-interest income growth (period over period)	7	8%	1	(28)	38	**		**		(6)	24	**
Total net revenue growth (period over period)	1	1	1	(3)	4	**		**		1	7	**
Total net revenue margin(4)	8.43	8.39	8.38	8.43	8.63	4	bps	(20	)bps	8.41	8.50	(9	)bps
Net interest margin(5)	6.80	6.86	6.96	7.01	6.66	(6)		14		6.83	6.79	4
Return on average assets	1.74	1.52	1.38	1.66	2.11	22		(37)		1.63	1.80	(17)
Return on average tangible assets(6)	1.82	1.59	1.44	1.74	2.20	23		(38)		1.70	1.87	(17)
Return on average common equity(7)	12.14	11.13	10.05	12.40	16.06	101		(392)		11.65	13.78	(213)
Return on average tangible common equity(8)	17.26	16.11	14.78	18.32	23.99	115		(673)		16.70	20.70	(400)
Non-interest expense as a percentage of average loans held for investment	6.23	6.07	6.85	6.37	5.69	16		54		6.15	5.71	44
Efficiency ratio(9)	53.05	51.83	58.92	54.19	47.61	122		544		52.44	49.62	282
Operating efficiency ratio(10)	45.38	44.53	47.07	46.95	41.70	85		368		44.96	43.67	129
Effective income tax rate for continuing operations	19.3	18.0	(1.7)	21.9	23.1	130		(380)		18.7	21.5	(280)
Employees (in thousands), period-end	50.7	48.8	47.6	47.6	47.8	4%		6%		50.7	47.8	6%
Credit Quality Metrics
Allowance for loan and lease losses	$7,133	$7,313	$7,220	$7,219	$7,368	(2)%		(3)%		$7,133	$7,368	(3)%
Allowance as a percentage of loans held for investment	2.92%	3.04%	2.94%	3.02%	3.12%	(12	)bps	(20	)bps	2.92%	3.12%	(20	)bps
Net charge-offs	$1,508	$1,599	$1,610	$1,425	$1,459	(6)%		3%		$3,107	$3,077	1%
Net charge-off rate(11)	2.48%	2.64%	2.67%	2.41%	2.42%	(16	)bps	6	bps	2.56%	2.51%	5	bps
30+ day performing delinquency rate	3.15	3.23	3.62	3.28	2.88	(8)		27		3.15	2.88	27
30+ day delinquency rate	3.35	3.40	3.84	3.48	3.05	(5)		30		3.35	3.05	30
Capital Ratios(12)
Common equity Tier 1 capital	12.3%	11.9%	11.2%	11.2%	11.1%	40	bps	120	bps	12.3%	11.1%	120	bps
Tier 1 capital	13.8	13.4	12.7	12.8	12.6	40		120		13.8	12.6	120
Total capital	16.2	15.8	15.1	15.2	15.1	40		110		16.2	15.1	110
Tier 1 leverage	11.4	11.0	10.7	10.6	10.3	40		110		11.4	10.3	110
Tangible common equity (“TCE”)(13)	10.2	9.6	9.1	9.0	8.8	60		140		10.2	8.8	140

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 3: Consolidated Statements of Income

						2019 Q2 vs.		Six Months Ended June 30,
	2019	2019	2018	2018	2018	2019	2018			2019 vs.
(Dollars in millions, except per share data and as noted)	Q2	Q1	Q4	Q3	Q2	Q1	Q2	2019	2018	2018
Interest income:
Loans, including loans held for sale	$6,383	$6,368	$6,358	$6,247	$5,989	—	7%	$12,751	$12,123	5%
Investment securities	629	655	627	593	539	(4)%	17	1,284	991	30
Other	64	69	63	55	68	(7)	(6)	133	119	12
Total interest income	7,076	7,092	7,048	6,895	6,596	—	7	14,168	13,233	7
Interest expense:
Deposits	870	817	756	681	622	6	40	1,687	1,161	45
Securitized debt obligations	139	143	138	127	124	(3)	12	282	231	22
Senior and subordinated notes	310	314	297	288	289	(1)	7	624	540	16
Other borrowings	11	27	37	13	10	(59)	10	38	32	19
Total interest expense	1,330	1,301	1,228	1,109	1,045	2	27	2,631	1,964	34
Net interest income	5,746	5,791	5,820	5,786	5,551	(1)	4	11,537	11,269	2
Provision for credit losses	1,342	1,693	1,638	1,268	1,276	(21)	5	3,035	2,950	3
Net interest income after provision for credit losses	4,404	4,098	4,182	4,518	4,275	7	3	8,502	8,319	2
Non-interest income:
Interchange fees, net	820	758	743	714	723	8	13	1,578	1,366	16
Service charges and other customer-related fees	352	353	352	410	391	—	(10)	705	823	(14)
Net securities gains (losses)	15	24	(20)	(196)	(1)	(38)	**	39	7	**
Other	191	157	118	248	528	22	(64)	348	636	(45)
Total non-interest income	1,378	1,292	1,193	1,176	1,641	7	(16)	2,670	2,832	(6)
Non-interest expense:
Salaries and associate benefits	1,558	1,573	1,345	1,432	1,430	(1)	9	3,131	2,950	6
Occupancy and equipment	521	493	610	515	503	6	4	1,014	993	2
Marketing	546	517	831	504	425	6	28	1,063	839	27
Professional services	314	291	426	275	234	8	34	605	444	36
Communications and data processing	329	303	326	311	317	9	4	632	623	1
Amortization of intangibles	29	30	43	44	43	(3)	(33)	59	87	(32)
Other	482	464	551	692	472	4	2	946	1,061	(11)
Total non-interest expense	3,779	3,671	4,132	3,773	3,424	3	10	7,450	6,997	6
Income from continuing operations before income taxes	2,003	1,719	1,243	1,921	2,492	17	(20)	3,722	4,154	(10)
Income tax provision (benefit)	387	309	(21)	420	575	25	(33)	696	894	(22)
Income from continuing operations, net of tax	1,616	1,410	1,264	1,501	1,917	15	(16)	3,026	3,260	(7)
Income (loss) from discontinued operations, net of tax	9	2	(3)	1	(11)	**	**	11	(8)	**
Net income	1,625	1,412	1,261	1,502	1,906	15	(15)	3,037	3,252	(7)
Dividends and undistributed earnings allocated to participating securities(2)	(12)	(12)	(9)	(9)	(12)	—	—	(24)	(23)	4
Preferred stock dividends	(80)	(52)	(80)	(53)	(80)	54	—	(132)	(132)	—
Net income available to common stockholders	$1,533	$1,348	$1,172	$1,440	$1,814	14	(15)	$2,881	$3,097	(7)

						2019 Q2 vs.		Six Months Ended June 30,
	2019	2019	2018	2018	2018	2019	2018			2019 vs.
(Dollars in millions, except per share data and as noted)	Q2	Q1	Q4	Q3	Q2	Q1	Q2	2019	2018	2018
Basic earnings per common share:(2)
Net income from continuing operations	$3.24	$2.87	$2.50	$3.01	$3.76	13%	(14)%	$6.11	$6.39	(4)%
Income (loss) from discontinued operations	0.02	—	(0.01)	—	(0.02)	**	**	0.02	(0.02)	**
Net income per basic common share	$3.26	$2.87	$2.49	$3.01	$3.74	14	(13)	$6.13	$6.37	(4)
Diluted earnings per common share:(2)
Net income from continuing operations	$3.22	$2.86	$2.49	$2.99	$3.73	13	(14)	$6.08	$6.35	(4)
Income (loss) from discontinued operations	0.02	—	(0.01)	—	(0.02)	**	**	0.02	(0.02)	**
Net income per diluted common share	$3.24	$2.86	$2.48	$2.99	$3.71	13	(13)	$6.10	$6.33	(4)
Weighted-average common shares outstanding (in millions):
Basic common shares	470.8	469.4	470.0	477.8	485.1	—	(3)	470.1	485.9	(3)
Diluted common shares	473.0	471.6	472.7	480.9	488.3	—	(3)	472.3	489.6	(4)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 4: Consolidated Balance Sheets

						2019 Q2 vs.
	2019	2019	2018	2018	2018	2019	2018
(Dollars in millions)	Q2	Q1	Q4	Q3	Q2	Q1	Q2
Assets:
Cash and cash equivalents:
Cash and due from banks	$5,184	$4,572	$4,768	$4,547	$4,499	13%	15%
Interest-bearing deposits and other short-term investments	9,927	12,897	8,418	6,335	7,774	(23)	28
Total cash and cash equivalents	15,111	17,469	13,186	10,882	12,273	(13)	23
Restricted cash for securitization investors	710	1,969	303	746	1,023	(64)	(31)
Investment securities:
Securities available for sale	45,658	45,888	46,150	47,384	50,691	(1)	(10)
Securities held to maturity	35,475	36,503	36,771	34,631	33,464	(3)	6
Total investment securities	81,133	82,391	82,921	82,015	84,155	(2)	(4)
Loans held for investment:
Unsecuritized loans held for investment	211,556	208,591	211,702	204,796	201,222	1	5
Loans held in consolidated trusts	32,904	31,682	34,197	33,965	34,902	4	(6)
Total loans held for investment	244,460	240,273	245,899	238,761	236,124	2	4
Allowance for loan and lease losses	(7,133)	(7,313)	(7,220)	(7,219)	(7,368)	(2)	(3)
Net loans held for investment	237,327	232,960	238,679	231,542	228,756	2	4
Loans held for sale, at lower of cost or fair value	1,829	905	1,192	1,402	1,480	102	24
Premises and equipment, net	4,243	4,205	4,191	4,149	4,095	1	4
Interest receivable	1,544	1,615	1,614	1,518	1,493	(4)	3
Goodwill	14,545	14,546	14,544	14,513	14,531	—	—
Other assets	17,177	17,131	15,908	16,142	16,183	—	6
Total assets	$373,619	$373,191	$372,538	$362,909	$363,989	—	3

						2019 Q2 vs.
	2019	2019	2018	2018	2018	2019	2018
(Dollars in millions)	Q2	Q1	Q4	Q3	Q2	Q1	Q2
Liabilities:
Interest payable	$437	$382	$458	$391	$450	14%	(3)%
Deposits:
Non-interest-bearing deposits	23,374	24,908	23,483	24,839	25,620	(6)	(9)
Interest-bearing deposits	231,161	230,199	226,281	222,356	222,605	—	4
Total deposits	254,535	255,107	249,764	247,195	248,225	—	3
Securitized debt obligations	16,959	19,273	18,307	18,649	19,649	(12)	(14)
Other debt:
Federal funds purchased and securities loaned or sold under agreements to repurchase	359	335	352	384	553	7	(35)
Senior and subordinated notes	31,822	30,645	30,826	31,291	32,920	4	(3)
Other borrowings	93	105	9,420	1,881	188	(11)	(51)
Total other debt	32,274	31,085	40,598	33,556	33,661	4	(4)
Other liabilities	13,647	13,863	11,743	12,480	12,078	(2)	13
Total liabilities	317,852	319,710	320,870	312,271	314,063	(1)	1

Stockholders’ equity:
Preferred stock	0	0	0	0	0	—	—
Common stock	7	7	7	7	7	—	—
Additional paid-in capital, net	32,262	32,160	32,040	31,978	31,868	—	1
Retained earnings	38,386	37,030	35,875	34,883	33,626	4	14
Accumulated other comprehensive income (loss)	170	(660)	(1,263)	(1,877)	(1,793)	**	**
Treasury stock, at cost	(15,058)	(15,056)	(14,991)	(14,353)	(13,782)	—	9
Total stockholders’ equity	55,767	53,481	51,668	50,638	49,926	4	12
Total liabilities and stockholders’ equity	$373,619	$373,191	$372,538	$362,909	$363,989	—	3

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 5: Notes to Financial Summary, Selected Metrics and Consolidated Financial Statements (Tables 1—4)

(1)
Total net revenue was reduced by $318 million in Q2 2019, $376 million in Q1 2019, $391 million in Q4 2018, $305 million in Q3 2018 and $309 million in Q2 2018 for the estimated uncollectible amount of billed finance charges and fees and related losses.

(2)
Dividends and undistributed earnings allocated to participating securities and earnings per share are computed independently for each period. Accordingly, the sum of each quarterly amount may not agree to the year-to-date total. We also provide adjusted diluted earnings per share, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.

(3)
Tangible book value per common share is a non-GAAP measure calculated based on tangible common equity divided by common shares outstanding. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.

(4)	Total net revenue margin is calculated based on annualized total net revenue for the period divided by average interest-earning assets for the period.

(5)	Net interest margin is calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.

(6)
Return on average tangible assets is a non-GAAP measure calculated based on annualized income from continuing operations, net of tax, for the period divided by average tangible assets for the period. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.

(7)
Return on average common equity is calculated based on annualized (i) income from continuing operations, net of tax; (ii) less dividends and undistributed earnings allocated to participating securities; (iii) less preferred stock dividends, for the period, divided by average common equity for the period. Our calculation of return on average common equity may not be comparable to similarly-titled measures reported by other companies.

(8)
Return on average tangible common equity (“ROTCE”) is a non-GAAP measure calculated based on annualized (i) income from continuing operations, net of tax; (ii) less dividends and undistributed earnings allocated to participating securities; (iii) less preferred stock dividends, for the period, divided by average tangible common equity for the period. Our calculation of ROTCE may not be comparable to similarly-titled measures reported by other companies. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.

(9)
Efficiency ratio is calculated based on total non-interest expense for the period divided by total net revenue for the period. We also provide an adjusted efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.

(10)
Operating efficiency ratio is calculated based on operating expense for the period divided by total net revenue for the period. We also provide an adjusted operating efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.

(11)	Net charge-off rate is calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.

(12)
Capital ratios as of the end of Q2 2019 are preliminary and therefore subject to change. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for information on the calculation of each of these ratios.

(13)
TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.

**	Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 6: Average Balances, Net Interest Income and Net Interest Margin

	2019 Q2			2019 Q1			2018 Q2
	Average Balance	Interest Income/Expense	Yield/Rate	Average Balance	Interest Income/Expense	Yield/Rate	Average Balance	Interest Income/Expense	Yield/Rate
(Dollars in millions, except as noted)
Interest-earning assets:
Loans, including loans held for sale	$243,831	$6,383	10.47%	$242,929	$6,368	10.49%	$242,043	$5,989	9.90%
Investment securities	82,383	629	3.05	83,679	655	3.13	79,829	539	2.70
Cash equivalents and other	11,812	64	2.16	11,185	69	2.47	11,623	68	2.34
Total interest-earning assets	$338,026	$7,076	8.37	$337,793	$7,092	8.40	$333,495	$6,596	7.91
Interest-bearing liabilities:
Interest-bearing deposits	$230,452	$870	1.51	$227,572	$817	1.44	$223,079	$622	1.12
Securitized debt obligations	18,262	139	3.04	18,747	143	3.05	19,147	124	2.59
Senior and subordinated notes	30,630	310	4.05	30,836	314	4.07	32,250	289	3.58
Other borrowings and liabilities	2,322	11	1.91	4,684	27	2.34	4,132	10	0.97
Total interest-bearing liabilities	$281,666	$1,330	1.89	$281,839	$1,301	1.85	$278,608	$1,045	1.50
Net interest income/spread		$5,746	6.48		$5,791	6.55		$5,551	6.41
Impact of non-interest-bearing funding			0.32			0.31			0.25
Net interest margin			6.80%			6.86%			6.66%

	Six Months Ended June 30,
	2019			2018
	Average Balance	Interest Income/Expense	Yield/Rate	Average Balance	Interest Income/Expense	Yield/Rate
(Dollars in millions, except as noted)
Interest-earning assets:
Loans, including loans held for sale	$243,383	$12,751	10.48%	$246,451	$12,123	9.84%
Investment securities	83,027	1,284	3.09	74,731	991	2.65
Cash equivalents and other	11,503	133	2.31	10,668	119	2.23
Total interest-earning assets	$337,913	$14,168	8.39	$331,850	$13,233	7.98
Interest-bearing liabilities:
Interest-bearing deposits	$229,020	$1,687	1.47	$221,384	$1,161	1.05
Securitized debt obligations	18,503	282	3.05	19,421	231	2.38
Senior and subordinated notes	30,732	624	4.06	31,345	540	3.45
Other borrowings and liabilities	3,497	38	2.20	5,483	32	1.17
Total interest-bearing liabilities	$281,752	$2,631	1.87	$277,633	$1,964	1.41
Net interest income/spread		$11,537	6.52		$11,269	6.57
Impact of non-interest-bearing funding			0.31			0.22
Net interest margin			6.83%			6.79%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 7: Loan Information and Performance Statistics

						2019 Q2 vs.		Six Months Ended June 30,
(Dollars in millions, except as noted)	2019 Q2	2019 Q1	2018 Q4	2018 Q3	2018 Q2	2019 Q1	2018 Q2	2019	2018	2019 vs. 2018
Loans Held for Investment (Period-End)
Credit card:
Domestic credit card	$102,959	$101,052	$107,350	$101,564	$100,714	2%	2%	$102,959	$100,714	2%
International card businesses	9,182	8,784	9,011	9,121	9,063	5	1	9,182	9,063	1
Total credit card	112,141	109,836	116,361	110,685	109,777	2	2	112,141	109,777	2
Consumer banking:
Auto	57,556	56,444	56,341	56,422	55,781	2	3	57,556	55,781	3
Retail banking	2,771	2,804	2,864	2,907	2,946	(1)	(6)	2,771	2,946	(6)
Total consumer banking	60,327	59,248	59,205	59,329	58,727	2	3	60,327	58,727	3
Commercial banking:
Commercial and multifamily real estate	29,861	28,984	28,899	29,064	28,292	3	6	29,861	28,292	6
Commercial and industrial	42,125	42,197	41,091	39,325	38,948	—	8	42,125	38,948	8
Total commercial lending	71,986	71,181	69,990	68,389	67,240	1	7	71,986	67,240	7
Small-ticket commercial real estate	6	8	343	358	369	(25)	(98)	6	369	(98)
Total commercial banking	71,992	71,189	70,333	68,747	67,609	1	6	71,992	67,609	6
Other loans	—	—	—	—	11	**	**	—	11	**
Total loans held for investment	$244,460	$240,273	$245,899	$238,761	$236,124	2	4	$244,460	$236,124	4
Loans Held for Investment (Average)
Credit card:
Domestic credit card	$101,930	$102,667	$103,391	$100,566	$98,895	(1)%	3%	$102,296	$99,668	3%
International card businesses	8,868	8,789	8,958	8,944	8,998	1	(1)	8,829	9,025	(2)
Total credit card	110,798	111,456	112,349	109,510	107,893	(1)	3	111,125	108,693	2
Consumer banking:
Auto	57,070	56,234	56,469	56,297	55,298	1	3	56,654	54,824	3
Home loan(1)	—	—	—	—	8,098	**	**	—	12,635	**
Retail banking	2,788	2,831	2,873	2,923	3,084	(2)	(10)	2,809	3,256	(14)
Total consumer banking	59,858	59,065	59,342	59,220	66,480	1	(10)	59,463	70,715	(16)
Commercial banking:
Commercial and multifamily real estate	29,514	29,034	28,855	28,354	27,302	2	8	29,276	26,924	9
Commercial and industrial	42,476	42,132	40,476	39,318	38,686	1	10	42,304	38,467	10
Total commercial lending	71,990	71,166	69,331	67,672	65,988	1	9	71,580	65,391	9
Small-ticket commercial real estate	7	272	349	364	376	(97)	(98)	139	385	(64)
Total commercial banking	71,997	71,438	69,680	68,036	66,364	1	8	71,719	65,776	9
Other loans	—	—	—	—	21	**	**	—	34	**
Total average loans held for investment	$242,653	$241,959	$241,371	$236,766	$240,758	—	1	$242,307	$245,218	(1)

						2019 Q2 vs.				Six Months Ended June 30,
	2019 Q2	2019 Q1	2018 Q4	2018 Q3	2018 Q2	2019 Q1		2018 Q2		2019	2018	2019 vs. 2018
Net Charge-Off (Recovery) Rates
Credit card:
Domestic credit card(2)	4.86%	5.04%	4.64%	4.35%	4.72%	(18	)bps	14	bps	4.95%	4.99%	(4	)bps
International card businesses	3.63	3.20	4.22	1.92	4.14	43		(51)		3.41	3.32	9
Total credit card(2)	4.76	4.90	4.61	4.15	4.67	(14)		9		4.83	4.85	(2)
Consumer banking:
Auto	1.09	1.44	1.98	1.73	1.32	(35)		(23)		1.26	1.42	(16)
Retail banking	2.42	2.56	2.56	2.62	2.07	(14)		35		2.49	1.97	52
Total consumer banking	1.15	1.49	2.01	1.77	1.19	(34)		(4)		1.32	1.19	13
Commercial banking:
Commercial and multifamily real estate	—	—	(0.01)	0.04	—	—		—		—	—	—
Commercial and industrial	0.15	0.13	0.17	0.25	(0.07)	2		22		0.14	0.06	8
Total commercial lending	0.09	0.08	0.10	0.16	(0.04)	1		13		0.08	0.04	4
Small-ticket commercial real estate	**	0.23	0.13	0.56	(0.40)	**		**		**	(0.29)	**
Total commercial banking	0.09	0.08	0.10	0.16	(0.04)	1		13		0.08	0.04	4
Total net charge-offs	2.48	2.64	2.67	2.41	2.42	(16)		6		2.56	2.51	5
30+ Day Performing Delinquency Rates
Credit card:
Domestic credit card	3.40%	3.72%	4.04%	3.80%	3.32%	(32	)bps	8	bps	3.40%	3.32%	8	bps
International card businesses	3.40	3.61	3.52	3.55	3.39	(21)		1		3.40	3.39	1
Total credit card	3.40	3.71	4.00	3.78	3.32	(31)		8		3.40	3.32	8
Consumer banking:
Auto	6.10	5.78	6.95	6.27	5.57	32		53		6.10	5.57	53
Retail banking	0.93	0.84	1.01	0.80	0.84	9		9		0.93	0.84	9
Total consumer banking	5.87	5.55	6.67	6.01	5.33	32		54		5.87	5.33	54
Nonperforming Loans and Nonperforming Assets Rates(3)(4)
Credit card:
International card businesses	0.25%	0.26%	0.25%	0.22%	0.22%	(1	)bps	3	bps	0.25%	0.22%	3	bps
Total credit card	0.02	0.02	0.02	0.02	0.02	—		—		0.02	0.02	—
Consumer banking:
Auto	0.64	0.57	0.80	0.70	0.55	7		9		0.64	0.55	9
Retail banking	1.02	1.10	1.04	1.13	1.15	(8)		(13)		1.02	1.15	(13)
Total consumer banking	0.66	0.59	0.81	0.72	0.58	7		8		0.66	0.58	8
Commercial banking:
Commercial and multifamily real estate	0.14	0.24	0.29	0.13	0.01	(10)		13		0.14	0.01	13
Commercial and industrial	0.74	0.71	0.54	0.55	0.57	3		17		0.74	0.57	17
Total commercial lending	0.49	0.52	0.44	0.37	0.33	(3)		16		0.49	0.33	16
Small-ticket commercial real estate	**	**	1.80	1.65	1.18	**		**		**	1.18	**
Total commercial banking	0.50	0.53	0.44	0.38	0.34	(3)		16		0.50	0.34	16
Total nonperforming loans	0.32	0.31	0.33	0.30	0.25	1		7		0.32	0.25	7
Total nonperforming assets	0.34	0.33	0.35	0.33	0.30	1		4		0.34	0.30	4

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 8: Allowance for Loan and Lease Losses and Reserve for Unfunded Lending Commitments Activity

	Three Months Ended June 30, 2019
	Credit Card			Consumer Banking
(Dollars in millions)	Domestic Card	International Card Businesses	Total Credit Card	Auto	Retail Banking	Total Consumer Banking	Commercial Banking	Total
Allowance for loan and lease losses:
Balance as of March 31, 2019	$5,141	$427	$5,568	$1,002	$60	$1,062	$683	$7,313
Charge-offs	(1,580)	(131)	(1,711)	(401)	(22)	(423)	(23)	(2,157)
Recoveries	340	51	391	246	5	251	7	649
Net charge-offs	(1,240)	(80)	(1,320)	(155)	(17)	(172)	(16)	(1,508)
Provision for loan and lease losses	1,024	71	1,095	150	15	165	69	1,329
Allowance build (release) for loan and lease losses	(216)	(9)	(225)	(5)	(2)	(7)	53	(179)
Other changes(5)	—	(1)	(1)	—	—	—	—	(1)
Balance as of June 30, 2019	4,925	417	5,342	997	58	1,055	736	7,133
Reserve for unfunded lending commitments:
Balance as of March 31, 2019	—	—	—	—	4	4	127	131
Provision for losses on unfunded lending commitments	—	—	—	—	—	—	13	13
Balance as of June 30, 2019	—	—	—	—	4	4	140	144
Combined allowance and reserve as of June 30, 2019	$4,925	$417	$5,342	$997	$62	$1,059	$876	$7,277

	Six Months Ended June 30, 2019
	Credit Card			Consumer Banking
(Dollars in millions)	Domestic Card	International Card Businesses	Total Credit Card	Auto	Retail Banking	Total Consumer Banking	Commercial Banking	Total
Allowance for loan and lease losses:
Balance as of December 31, 2018	$5,144	$391	$5,535	$990	$58	$1,048	$637	$7,220
Charge-offs	(3,232)	(261)	(3,493)	(850)	(44)	(894)	(43)	(4,430)
Recoveries	698	111	809	492	9	501	13	1,323
Net charge-offs	(2,534)	(150)	(2,684)	(358)	(35)	(393)	(30)	(3,107)
Provision for loan and lease losses	2,315	169	2,484	365	35	400	129	3,013
Allowance build (release) for loan and lease losses	(219)	19	(200)	7	—	7	99	(94)
Other changes(5)	—	7	7	—	—	—	—	7
Balance as of June 30, 2019	4,925	417	5,342	997	58	1,055	736	7,133
Reserve for unfunded lending commitments:
Balance as of December 31, 2018	—	—	—	—	4	4	118	122
Provision for losses on unfunded lending commitments	—	—	—	—	—	—	22	22
Balance as of June 30, 2019	—	—	—	—	4	4	140	144
Combined allowance and reserve as of June 30, 2019	$4,925	$417	$5,342	$997	$62	$1,059	$876	$7,277

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 9: Financial Summary—Business Segment Results

	Three Months Ended June 30, 2019					Six Months Ended June 30, 2019
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(6)(7)	Other(6)(7)	Total	Credit Card	Consumer Banking	Commercial Banking(6)(7)	Other(6)(7)	Total
Net interest income (loss)	$3,531	$1,709	$514	$(8)	$5,746	$7,121	$3,388	$1,003	$25	$11,537
Non-interest income (loss)	1,038	166	200	(26)	1,378	1,988	326	387	(31)	2,670
Total net revenue (loss)	4,569	1,875	714	(34)	7,124	9,109	3,714	1,390	(6)	14,207
Provision for credit losses	1,095	165	82	—	1,342	2,484	400	151	—	3,035
Non-interest expense	2,253	1,002	427	97	3,779	4,424	1,996	844	186	7,450
Income (loss) from continuing operations before income taxes	1,221	708	205	(131)	2,003	2,201	1,318	395	(192)	3,722
Income tax provision (benefit)	283	165	48	(109)	387	512	307	92	(215)	696
Income (loss) from continuing operations, net of tax	$938	$543	$157	$(22)	$1,616	$1,689	$1,011	$303	$23	$3,026

	Three Months Ended March 31, 2019
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(6)(7)	Other(6)(7)	Total
Net interest income	$3,590	$1,679	$489	$33	$5,791
Non-interest income (loss)	950	160	187	(5)	1,292
Total net revenue	4,540	1,839	676	28	7,083
Provision for credit losses	1,389	235	69	—	1,693
Non-interest expense	2,171	994	417	89	3,671
Income (loss) from continuing operations before income taxes	980	610	190	(61)	1,719
Income tax provision (benefit)	229	142	44	(106)	309
Income from continuing operations, net of tax	$751	$468	$146	$45	$1,410

	Three Months Ended June 30, 2018					Six Months Ended June 30, 2018
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(6)(7)	Other(6)(7)	Total	Credit Card	Consumer Banking	Commercial Banking(6)(7)	Other(6)(7)	Total
Net interest income	$3,396	$1,609	$517	$29	$5,551	$6,954	$3,224	$1,023	$68	$11,269
Non-interest income	884	175	209	373	1,641	1,741	349	396	346	2,832
Total net revenue	4,280	1,784	726	402	7,192	8,695	3,573	1,419	414	14,101
Provision (benefit) for credit losses	1,171	118	34	(47)	1,276	2,627	351	20	(48)	2,950
Non-interest expense	1,904	963	409	148	3,424	3,943	1,963	812	279	6,997
Income from continuing operations before income taxes	1,205	703	283	301	2,492	2,125	1,259	587	183	4,154
Income tax provision (benefit)	282	164	66	63	575	495	294	137	(32)	894
Income from continuing operations, net of tax	$923	$539	$217	$238	$1,917	$1,630	$965	$450	$215	$3,260

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 10: Financial & Statistical Summary—Credit Card Business

						2019 Q2 vs.				Six Months Ended June 30,
	2019	2019	2018	2018	2018	2019		2018				2019 vs.
(Dollars in millions, except as noted)	Q2	Q1	Q4	Q3	Q2	Q1		Q2		2019	2018	2018
Credit Card
Earnings:
Net interest income	$3,531	$3,590	$3,617	$3,596	$3,396	(2)%		4%		$7,121	$6,954	2%
Non-interest income	1,038	950	886	893	884	9		17		1,988	1,741	14
Total net revenue	4,569	4,540	4,503	4,489	4,280	1		7		9,109	8,695	5
Provision for credit losses	1,095	1,389	1,326	1,031	1,171	(21)		(6)		2,484	2,627	(5)
Non-interest expense	2,253	2,171	2,496	2,103	1,904	4		18		4,424	3,943	12
Income from continuing operations before income taxes	1,221	980	681	1,355	1,205	25		1		2,201	2,125	4
Income tax provision	283	229	160	315	282	24		—		512	495	3
Income from continuing operations, net of tax	$938	$751	$521	$1,040	$923	25		2		$1,689	$1,630	4
Selected performance metrics:
Period-end loans held for investment	$112,141	$109,836	$116,361	$110,685	$109,777	2		2		$112,141	$109,777	2
Average loans held for investment	110,798	111,456	112,349	109,510	107,893	(1)		3		111,125	108,693	2
Average yield on loans held for investment(8)	15.66%	15.77%	15.63%	15.79%	15.06%	(11	)bps	60	bps	15.72%	15.15%	57	bps
Total net revenue margin(9)	16.50	16.29	16.03	16.40	15.87	21		63		16.39	16.00	39
Net charge-off rate(2)	4.76	4.90	4.61	4.15	4.67	(14)		9		4.83	4.85	(2)
30+ day performing delinquency rate	3.40	3.71	4.00	3.78	3.32	(31)		8		3.40	3.32	8
30+ day delinquency rate	3.42	3.72	4.01	3.80	3.33	(30)		9		3.42	3.33	9
Nonperforming loan rate(3)	0.02	0.02	0.02	0.02	0.02	—		—		0.02	0.02	—
Purchase volume(10)	$106,903	$93,197	$105,696	$97,469	$97,392	15%		10%		$200,100	$183,937	9%

						2019 Q2 vs.				Six Months Ended June 30,
	2019	2019	2018	2018	2018	2019		2018				2019 vs.
(Dollars in millions, except as noted)	Q2	Q1	Q4	Q3	Q2	Q1		Q2		2019	2018	2018
Domestic Card
Earnings:
Net interest income	$3,220	$3,273	$3,309	$3,280	$3,108	(2)%		4%		$6,493	$6,337	2%
Non-interest income	971	873	828	819	818	11		19		1,844	1,592	16
Total net revenue	4,191	4,146	4,137	4,099	3,926	1		7		8,337	7,929	5
Provision for credit losses	1,024	1,291	1,229	950	1,094	(21)		(6)		2,315	2,474	(6)
Non-interest expense	2,034	1,949	2,216	1,890	1,683	4		21		3,983	3,515	13
Income from continuing operations before income taxes	1,133	906	692	1,259	1,149	25		(1)		2,039	1,940	5
Income tax provision	264	211	162	293	268	25		(1)		475	452	5
Income from continuing operations, net of tax	$869	$695	$530	$966	$881	25		(1)		$1,564	$1,488	5
Selected performance metrics:
Period-end loans held for investment	$102,959	$101,052	$107,350	$101,564	$100,714	2		2		$102,959	$100,714	2
Average loans held for investment	101,930	102,667	103,391	100,566	98,895	(1)		3		102,296	99,668	3
Average yield on loans held for investment(8)	15.60%	15.69%	15.58%	15.73%	15.05%	(9	)bps	55	bps	15.65%	15.07%	58	bps
Total net revenue margin(9)	16.45	16.15	16.01	16.30	15.88	30		57		16.30	15.91	39
Net charge-off rate(2)	4.86	5.04	4.64	4.35	4.72	(18)		14		4.95	4.99	(4)
30+ day delinquency rate	3.40	3.72	4.04	3.80	3.32	(32)		8		3.40	3.32	8
Purchase volume(10)	$98,052	$85,738	$96,818	$89,205	$88,941	14%		10%		$183,790	$168,135	9%
Refreshed FICO scores:(11)
Greater than 660	68%	66%	67%	67%	68%	2		—		68%	68%	—
660 or below	32	34	33	33	32	(2)		—		32	32	—
Total	100%	100%	100%	100%	100%					100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 11: Financial & Statistical Summary—Consumer Banking Business

						2019 Q2 vs.				Six Months Ended June 30,
	2019	2019	2018	2018	2018	2019		2018				2019 vs.
(Dollars in millions, except as noted)	Q2	Q1	Q4	Q3	Q2	Q1		Q2		2019	2018	2018
Consumer Banking
Earnings:
Net interest income	$1,709	$1,679	$1,689	$1,636	$1,609	2%		6%		$3,388	$3,224	5%
Non-interest income	166	160	159	155	175	4		(5)		326	349	(7)
Total net revenue	1,875	1,839	1,848	1,791	1,784	2		5		3,714	3,573	4
Provision for credit losses	165	235	303	184	118	(30)		40		400	351	14
Non-interest expense	1,002	994	1,085	979	963	1		4		1,996	1,963	2
Income from continuing operations before income taxes	708	610	460	628	703	16		1		1,318	1,259	5
Income tax provision	165	142	107	146	164	16		1		307	294	4
Income from continuing operations, net of tax	$543	$468	$353	$482	$539	16		1		$1,011	$965	5
Selected performance metrics:
Period-end loans held for investment(1)	$60,327	$59,248	$59,205	$59,329	$58,727	2		3		$60,327	$58,727	3
Average loans held for investment(1)	59,858	59,065	59,342	59,220	66,480	1		(10)		59,463	70,715	(16)
Average yield on loans held for investment(8)	8.36%	8.15%	8.14%	8.03%	7.32%	21	bps	104	bps	8.25%	7.08%	117	bps
Auto loan originations	$7,327	$6,222	$5,932	$6,643	$6,994	18%		5%		$13,549	$13,701	(1)%
Period-end deposits	205,220	205,439	198,607	196,635	194,962	—		5		205,220	194,962	5
Average deposits	204,164	201,072	196,348	194,687	193,278	2		6		202,627	190,547	6
Average deposits interest rate	1.26%	1.18%	1.10%	1.00%	0.88%	8	bps	38	bps	1.22%	0.84%	38	bps
Net charge-off rate	1.15	1.49	2.01	1.77	1.19	(34)		(4)		1.32	1.19	13
30+ day performing delinquency rate	5.87	5.55	6.67	6.01	5.33	32		54		5.87	5.33	54
30+ day delinquency rate	6.41	6.02	7.36	6.61	5.80	39		61		6.41	5.80	61
Nonperforming loan rate(3)	0.66	0.59	0.81	0.72	0.58	7		8		0.66	0.58	8
Nonperforming asset rate(4)	0.75	0.68	0.90	0.82	0.73	7		2		0.75	0.73	2
Auto—At origination FICO scores:(12)
Greater than 660	49%	49%	50%	50%	50%	—		(1)%		49%	50%	(1)%
621 - 660	19	19	19	19	19	—		—		19	19	—
620 or below	32	32	31	31	31	—		1		32	31	1
Total	100%	100%	100%	100%	100%					100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 12: Financial & Statistical Summary—Commercial Banking Business

						2019 Q2 vs.				Six Months Ended June 30,
	2019	2019	2018	2018	2018	2019		2018				2019 vs.
(Dollars in millions, except as noted)	Q2	Q1	Q4	Q3	Q2	Q1		Q2		2019	2018	2018
Commercial Banking
Earnings:
Net interest income	$514	$489	$508	$513	$517	5%		(1)%		$1,003	$1,023	(2)%
Non-interest income	200	187	159	189	209	7		(4)		387	396	(2)
Total net revenue(6)(7)	714	676	667	702	726	6		(2)		1,390	1,419	(2)
Provision for credit losses	82	69	9	54	34	19		141		151	20	**
Non-interest expense	427	417	434	408	409	2		4		844	812	4
Income from continuing operations before income taxes	205	190	224	240	283	8		(28)		395	587	(33)
Income tax provision	48	44	52	56	66	9		(27)		92	137	(33)
Income from continuing operations, net of tax	$157	$146	$172	$184	$217	8		(28)		$303	$450	(33)
Selected performance metrics:
Period-end loans held for investment	$71,992	$71,189	$70,333	$68,747	$67,609	1		6		$71,992	$67,609	6
Average loans held for investment	71,997	71,438	69,680	68,036	66,364	1		8		71,719	65,776	9
Average yield on loans held for investment(6)(8)	4.75%	4.62%	4.67%	4.55%	4.43%	13	bps	32	bps	4.68%	4.30%	38	bps
Period-end deposits	$30,761	$31,248	$29,480	$30,474	$31,078	(2)%		(1)%		$30,761	$31,078	(1)%
Average deposits	31,364	30,816	30,680	31,061	32,951	2		(5)		31,092	33,501	(7)
Average deposits interest rate	1.28%	1.11%	0.95%	0.79%	0.65%	17	bps	63	bps	1.19%	0.59%	60	bps
Net charge-off (recovery) rate	0.09	0.08	0.10	0.16	(0.04)	1		13		0.08	0.04	4
Nonperforming loan rate(3)	0.50	0.53	0.44	0.38	0.34	(3)		16		0.50	0.34	16
Nonperforming asset rate(4)	0.50	0.53	0.45	0.41	0.37	(3)		13		0.50	0.37	13
Risk category:(13)
Noncriticized	$69,390	$68,594	$68,043	$65,926	$64,923	1%		7%		$69,390	$64,923	7%
Criticized performing	2,211	2,094	1,848	2,204	2,088	6		6		2,211	2,088	6
Criticized nonperforming	360	378	312	259	229	(5)		57		360	229	57
PCI loans	31	123	130	358	369	(75)		(92)		31	369	(92)
Total commercial loans	$71,992	$71,189	$70,333	$68,747	$67,609	1		6		$71,992	$67,609	6
Risk category as a percentage of period-end loans held for investment:(13)
Noncriticized	96.4%	96.4%	96.8%	95.9%	96.1%	—		30	bps	96.4%	96.1%	30	bps
Criticized performing	3.1	2.9	2.6	3.2	3.1	20	bps	—		3.1	3.1	—
Criticized nonperforming	0.5	0.5	0.4	0.4	0.3	—		20		0.5	0.3	20
PCI loans	—	0.2	0.2	0.5	0.5	(20)		(50)		—	0.5	(50)
Total commercial loans	100.0%	100.0%	100.0%	100.0%	100.0%					100.0%	100.0%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 13: Financial & Statistical Summary—Other and Total

						2019 Q2 vs.		Six Months Ended June 30,
	2019	2019	2018	2018	2018	2019	2018			2019 vs.
(Dollars in millions)	Q2	Q1	Q4	Q3	Q2	Q1	Q2	2019	2018	2018
Other
Earnings:
Net interest income (loss)	$(8)	$33	$6	$41	$29	**	**	$25	$68	(63)%
Non-interest income (loss)(1)	(26)	(5)	(11)	(61)	373	**	**	(31)	346	**
Total net revenue (loss)(6)(7)	(34)	28	(5)	(20)	402	**	**	(6)	414	**
Benefit for credit losses	—	—	—	(1)	(47)	**	**	—	(48)	**
Non-interest expense(14)	97	89	117	283	148	9%	(34)%	186	279	(33)
Income (loss) from continuing operations before income taxes	(131)	(61)	(122)	(302)	301	115	**	(192)	183	**
Income tax provision (benefit)	(109)	(106)	(340)	(97)	63	3	**	(215)	(32)	**
Income (loss) from continuing operations, net of tax	$(22)	$45	$218	$(205)	$238	**	**	$23	$215	(89)
Selected performance metrics:
Period-end loans held for investment	—	—	—	—	$11	**	**	—	$11	**
Average loans held for investment	—	—	—	—	21	**	**	—	34	**
Period-end deposits	$18,554	$18,420	$21,677	$20,086	22,185	1	(16)	$18,554	22,185	(16)
Average deposits	18,106	19,522	20,635	20,972	22,561	(7)	(20)	18,809	22,992	(18)
Total
Earnings:
Net interest income	$5,746	$5,791	$5,820	$5,786	$5,551	(1)%	4%	$11,537	$11,269	2%
Non-interest income	1,378	1,292	1,193	1,176	1,641	7	(16)	2,670	2,832	(6)
Total net revenue	7,124	7,083	7,013	6,962	7,192	1	(1)	14,207	14,101	1
Provision for credit losses	1,342	1,693	1,638	1,268	1,276	(21)	5	3,035	2,950	3
Non-interest expense	3,779	3,671	4,132	3,773	3,424	3	10	7,450	6,997	6
Income from continuing operations before income taxes	2,003	1,719	1,243	1,921	2,492	17	(20)	3,722	4,154	(10)
Income tax provision (benefit)	387	309	(21)	420	575	25	(33)	696	894	(22)
Income from continuing operations, net of tax	$1,616	$1,410	$1,264	$1,501	$1,917	15	(16)	$3,026	$3,260	(7)
Selected performance metrics:
Period-end loans held for investment	$244,460	$240,273	$245,899	$238,761	$236,124	2	4	$244,460	$236,124	4
Average loans held for investment	242,653	241,959	241,371	236,766	240,758	—	1	242,307	245,218	(1)
Period-end deposits	254,535	255,107	249,764	247,195	248,225	—	3	254,535	248,225	3
Average deposits	253,634	251,410	247,663	246,720	248,790	1	2	252,528	247,040	2

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 14: Notes to Loan, Allowance and Business Segment Disclosures (Tables 7—13)

(1)	In 2018, we sold all of our consumer home loan portfolio and recognized a net gain of approximately $499 million in the Other category, including a benefit for credit losses of $46 million.

(2)
In August 2018, we accelerated charge-off recognition for certain domestic credit card accounts where the cardholder is deceased. This acceleration led to a one-time increase in net charge-offs of approximately $32 million, increasing the net charge-off rate for total credit card and domestic credit card by approximately 12 basis points and 13 basis points, respectively, for the third quarter of 2018.

(3)	Nonperforming loan rates are calculated based on nonperforming loans for each category divided by period-end total loans held for investment for each respective category.

(4)
Nonperforming assets consist of nonperforming loans, real estate owned (“REO”) and other foreclosed assets. The total nonperforming asset rate is calculated based on total nonperforming assets divided by the combined period-end total loans held for investment, REO and other foreclosed assets.

(5)	Represents foreign currency translation adjustments.

(6)
Some of our commercial investments generate tax-exempt income, tax credits or other tax benefits. Accordingly, we present our Commercial Banking revenue and yields on a taxable-equivalent basis, calculated using the federal statutory tax rate of 21% and state taxes where applicable, with offsetting reductions to the Other category.

(7)
In the first quarter of 2019, we made a change in how revenue is measured in our Commercial Banking business by revising the allocation of tax benefits on certain tax-advantaged investments. As such, prior period results have been recast to conform with the current period presentation. The result of this measurement change reduced the previously reported total net revenue in our Commercial Banking business by $30 million in Q1 2018, $32 million in Q2 2018, $26 million in Q3 2018, and $20 million in Q4 2018, with an offsetting increase in the Other category.

(8)
Average yield on loans held for investment is calculated based on annualized interest income for the period divided by average loans held for investment during the period for the respective loan category. Annualized interest income is computed based on the effective yield of the respective loan category and does not include any allocations, such as funds transfer pricing.

(9)	Total net revenue margin is calculated based on annualized total net revenue for the period divided by average loans held for investment during the period for the respective loan category.

(10)	Purchase volume consists of purchase transactions, net of returns, for the period, and excludes cash advance and balance transfer transactions.

(11)
Percentages represent period-end loans held for investment in each credit score category. Domestic card credit scores generally represent FICO scores. These scores are obtained from one of the major credit bureaus at origination and are refreshed monthly thereafter. We approximate non-FICO credit scores to comparable FICO scores for consistency purposes. Balances for which no credit score is available or the credit score is invalid are included in the 660 or below category.

(12)
Percentages represent period-end loans held for investment in each credit score category. Auto credit scores generally represent average FICO scores obtained from three credit bureaus at the time of application and are not refreshed thereafter. Balances for which no credit score is available or the credit score is invalid are included in the 620 or below category.

(13)	Criticized exposures correspond to the “Special Mention,” “Substandard” and “Doubtful” asset categories defined by bank regulatory authorities.

(14)	Includes charges incurred as a result of restructuring activities.

**	Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures(1)

	Basel III Standardized Approach
(Dollars in millions, except as noted)	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Regulatory Capital Metrics
Common equity excluding AOCI	$51,236	$49,781	$48,570	$48,154	$47,359
Adjustments:
AOCI(2)	170	(660)	(1,263)	(1,877)	(1,793)
Goodwill, net of related deferred tax liabilities	(14,365)	(14,369)	(14,373)	(14,345)	(14,368)
Intangible assets, net of related deferred tax liabilities	(194)	(223)	(254)	(284)	(328)
Other	(401)	113	391	817	735
Common equity Tier 1 capital	$36,446	$34,642	$33,071	$32,465	$31,605
Tier 1 capital	$40,806	$39,002	$37,431	$36,826	$35,965
Total capital(3)	47,919	46,042	44,645	43,947	43,082
Risk-weighted assets	295,280	291,483	294,950	288,694	285,223
Adjusted average assets(4)	356,518	355,781	350,606	346,297	349,222
Capital Ratios
Common equity Tier 1 capital(5)	12.3%	11.9%	11.2%	11.2%	11.1%
Tier 1 capital(6)	13.8	13.4	12.7	12.8	12.6
Total capital(7)	16.2	15.8	15.1	15.2	15.1
Tier 1 leverage(4)	11.4	11.0	10.7	10.6	10.3
Tangible common equity (“TCE”)(8)	10.2	9.6	9.1	9.0	8.8

Reconciliation of Non-GAAP Measures

The following non-GAAP measures consist of our adjusted results that we believe help investors and users of our financial information understand the effect of adjusting items on our selected reported results. These adjusted results provide alternate measurements of our operating performance, both for the current period and trends across multiple periods. The following tables present reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

	2019				2019				Six Months Ended
	Q2				Q1				June 30, 2019
(Dollars in millions, except per share data and as noted)	Reported Results	Adj.(9)		Adjusted Results	Reported Results	Adj.(9)		Adjusted Results	Reported Results	Adj.(9)		Adjusted Results
Selected income statement data:
Net interest income	$5,746	—		$5,746	$5,791	—		$5,791	$11,537	—		$11,537
Non-interest income	1,378	$1		1,379	1,292	—		1,292	2,670	$1		2,671
Total net revenue	7,124	1		7,125	7,083	—		7,083	14,207	1		14,208
Provision for credit losses	1,342	—		1,342	1,693	—		1,693	3,035	—		3,035
Non-interest expense	3,779	(81)		3,698	3,671	$(25)		3,646	7,450	(106)		7,344
Income from continuing operations before income taxes	2,003	82		2,085	1,719	25		1,744	3,722	107		3,829
Income tax provision	387	19		406	309	6		315	696	25		721
Income from continuing operations, net of tax	1,616	63		1,679	1,410	19		1,429	3,026	82		3,108
Income (loss) from discontinued operations, net of tax	9	—		9	2	—		2	11	—		11
Net income	1,625	63		1,688	1,412	19		1,431	3,037	82		3,119
Dividends and undistributed earnings allocated to participating securities(10)	(12)	(1)		(13)	(12)	—		(12)	(24)	(1)		(25)
Preferred stock dividends	(80)	—		(80)	(52)	—		(52)	(132)	—		(132)
Net income available to common stockholders	$1,533	$62		$1,595	$1,348	$19		$1,367	$2,881	$81		$2,962
Selected performance metrics:
Diluted EPS(10)	$3.24	$0.13		$3.37	$2.86	$0.04		$2.90	$6.10	$0.17		$6.27
Efficiency ratio	53.05%	(115	)bps	51.90%	51.83%	(35	)bps	51.48%	52.44%	(75	)bps	51.69%
Operating efficiency ratio	45.38	(114)		44.24	44.53	(35)		44.18	44.96	(75)		44.21

	2018				2018				Six Months Ended
	Q2				Q1				June 30, 2018
(Dollars in millions, except per share data and as noted)	Reported Results	Adj.(9)		Adjusted Results	Reported Results	Adj.(9)		Adjusted Results	Reported Results	Adj.(9)		Adjusted Results
Selected income statement data:
Net interest income	$5,551	$26		$5,577	$5,718	—		$5,718	$11,269	$26		$11,295
Non-interest income	1,641	(361)		1,280	1,191	$2		1,193	2,832	(359)		2,473
Total net revenue	7,192	(335)		6,857	6,909	2		6,911	14,101	(333)		13,768
Provision for credit losses	1,276	46		1,322	1,674	—		1,674	2,950	46		2,996
Non-interest expense	3,424	(45)		3,379	3,573	(17)		3,556	6,997	(62)		6,935
Income from continuing operations before income taxes	2,492	(336)		2,156	1,662	19		1,681	4,154	(317)		3,837
Income tax provision	575	(92)		483	319	4		323	894	(88)		806
Income from continuing operations, net of tax	1,917	(244)		1,673	1,343	15		1,358	3,260	(229)		3,031
Income (loss) from discontinued operations, net of tax	(11)	—		(11)	3	—		3	(8)	—		(8)
Net income	1,906	(244)		1,662	1,346	15		1,361	3,252	(229)		3,023
Dividends and undistributed earnings allocated to participating securities(10)	(12)	2		(10)	(10)	—		(10)	(23)	2		(21)
Preferred stock dividends	(80)	—		(80)	(52)	—		(52)	(132)	—		(132)
Net income available to common stockholders	$1,814	$(242)		$1,572	$1,284	$15		$1,299	$3,097	$(227)		$2,870
Selected performance metrics:
Diluted EPS(10)	$3.71	$(0.49)		$3.22	$2.62	$0.03		$2.65	$6.33	$(0.47)		$5.86
Efficiency ratio	47.61%	167	bps	49.28%	51.72%	(27	)bps	51.45%	49.62%	75	bps	50.37%
Operating efficiency ratio	41.70	138		43.08	45.72	(26)		45.46	43.67	61		44.28

Reconciliation of Non-GAAP Measures

The following non-GAAP measures consist of TCE, tangible assets and metrics computed using these amounts, which include tangible book value per common share, return on average tangible assets, return on average TCE and TCE ratio. We consider these metrics to be key financial performance measures that management uses in assessing capital adequacy and the level of returns generated. While our non-GAAP measures are widely used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies, they may not be comparable to similarly-titled measures reported by other companies. The following tables present reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

	2019	2019	2018	2018	2018
(Dollars in millions)	Q2	Q1	Q4	Q3	Q2
Tangible Common Equity (Period-End)
Stockholders’ equity	$55,767	$53,481	$51,668	$50,638	$49,926
Goodwill and intangible assets(11)	(14,886)	(14,904)	(14,941)	(14,945)	(15,013)
Noncumulative perpetual preferred stock	(4,360)	(4,360)	(4,360)	(4,360)	(4,360)
Tangible common equity	$36,521	$34,217	$32,367	$31,333	$30,553
Tangible Common Equity (Average)
Stockholders’ equity	$54,570	$52,720	$51,114	$50,768	$49,827
Goodwill and intangible assets(11)	(14,900)	(14,932)	(14,953)	(14,982)	(15,043)
Noncumulative perpetual preferred stock	(4,360)	(4,360)	(4,360)	(4,360)	(4,360)
Tangible common equity	$35,310	$33,428	$31,801	$31,426	$30,424
Tangible Assets (Period-End)
Total assets	$373,619	$373,191	$372,538	$362,909	$363,989
Goodwill and intangible assets(11)	(14,886)	(14,904)	(14,941)	(14,945)	(15,013)
Tangible assets	$358,733	$358,287	$357,597	$347,964	$348,976
Tangible Assets (Average)
Total assets	$371,095	$370,394	$365,243	$360,937	$363,929
Goodwill and intangible assets(11)	(14,900)	(14,932)	(14,953)	(14,982)	(15,043)
Tangible assets	$356,195	$355,462	$350,290	$345,955	$348,886
__________

(1)	Regulatory capital metrics and capital ratios as of June 30, 2019 are preliminary and therefore subject to change.

(2)	Amounts presented are net of tax.

(3)	Total capital equals the sum of Tier 1 capital and Tier 2 capital.

(4)
Adjusted average assets for the purpose of calculating our Tier 1 leverage ratio represents total average assets adjusted for amounts that are deducted from Tier 1 capital, predominately goodwill and intangible assets. Tier 1 leverage ratio is a regulatory capital measure calculated based on Tier 1 capital divided by adjusted average assets.

(5)	Common equity Tier 1 capital ratio is a regulatory capital measure calculated based on common equity Tier 1 capital divided by risk-weighted assets.

(6)	Tier 1 capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.

(7)	Total capital ratio is a regulatory capital measure calculated based on total capital divided by risk-weighted assets.

(8)	TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets.

(9)	The adjustments for the following periods consist of:

	2019	2019	Six Months Ended	2018	2018	Six Months Ended
(Dollars in millions)	Q2	Q1	June 30, 2019	Q2	Q1	June 30, 2018
Walmart launch and related integration expenses	$54	$25	$79	—	—	—
Net gains on the sales of exited businesses	—	—	—	$(400)	—	$(400)
U.K. Payment Protection Insurance customer refund reserve build (“U.K. PPI Reserve”)	—	—	—	49	—	49
Restructuring charges	28	—	28	15	$19	34
Total	82	25	107	(336)	19	(317)
Income tax provision (benefit)	19	6	25	(92)	4	(88)
Net income	$63	$19	$82	$(244)	$15	$(229)

(10)
Dividends and undistributed earnings allocated to participating securities and earnings per share are computed independently for each period. Accordingly, the sum of each quarterly amount may not agree to the year-to-date total.

(11)	Includes impact of related deferred taxes.